Exhibit 32

                            CERTIFICATION PURSUANT TO
                                18 U.S.C. ss.1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Bancorp of New Jersey, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2008 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, we Joseph Kliminski, Chief Executive Officer, and Eric Heyer, Senior Vice President and Chief Financial Officer, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934; and

2. The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented in the financial statements included in such report.




Dated: August 13, 2008                 /s/ Joseph Kliminski
                                       ----------------------------------------
                                       Joseph Kliminski
                                       Chief Executive Officer


Dated: August 13, 2008                 /s/ Eric B. Heyer
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                                       Eric B. Heyer
                                       Senior Vice President and
                                       Chief Financial Officer